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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 29, 2007

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement and the Trust Agreement, each dated as of January 1, 2007, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-S1)

                   Chase Mortgage Finance Trust Series 2007-S1
                  --------------------------------------------
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                       -----------------------------------
                                   (Depositor)

                             Chase Home Finance LLC
                             -----------------------
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                       -----------------------------------
                                  (Registrant)

          Delaware                     333-130223                52-1495132
          --------                     ----------                ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      Of Incorporation)               File Number)           Identification No.)


   194 Wood Avenue South, 3rd Floor
          Iselin, New Jersey                                   08830
          ------------------                                   -----
    (Address of Principal Executive                          (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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     Item 8.01. Other Events
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     A Legal Opinion by Dechert LLP to be incorporated into the Registration
Statement is attached hereto as Exhibit 8.1.

     Item 9.01. Financial Statements and Exhibits
                ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          8.1  Opinion of Dechert LLP as to legality and certain tax matters.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CHASE MORTGAGE FINANCE
                                                   CORPORATION



                                             By:     /s/ Bruce J. Friedman
                                                --------------------------------
                                                Name:  Bruce J. Friedman
                                                Title: Vice President


Dated:  January 29, 2007
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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
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8.1            Opinion of Dechert LLP as to legality and certain tax matters.